SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 30, 2006
                                                         ---------------

                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



            Delaware                  000-32551                23-3067904
------------------------------  ---------------------  -------------------------
 (State or Other Jurisdiction   (Commission File No.)        (IRS Employer
        of Incorporation)                                  Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



      Company's telephone number                 61-3-8532-2860

      Company's facsimile number                 61-3-8532-2805

      Company's email address                    lgdi@axisc.com.au
                                                 -----------------
      Company's Web site address                 www.lgdi.net

Item 3.02    Unregistered Sales of Equity Securities


Effective August 30, 2006, Legend International Holdings, Inc, announces that further to the Form 8-K dated July 21, 2006 when Legend announced a capital raising of 4,000,000 shares of common stock at an issue price of US$0.50 per share raising US$2,000,000, that settlement has been extended to September 15, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LEGEND INTERNATIONAL HOLDINGS INC.
                             (Company)

                             By:     /s/ Peter Lee
                                 --------------------------------
                                     Peter Lee
                                     Secretary

Dated: August 30, 2006